Prospectus Supplement	March 31, 2006

PUTNAM CAPITAL APPRECIATION FUND - Prospectuses dated September 30, 2005

The section "Who manages the fund?" is supplemented to reflect that the members of the U.S Core and U.S. Small - and Mid-Cap Core Teams primarily responsible for the day-to-day management of the fund's portfolio are now solely James Wiess (Portfolio Leader), Richard Cervone (Portfolio Member) and Joseph Joseph (Portfolio Member).

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